                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported) December 17, 1999

      GREENPOINT MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of December 1, 1999, providing for the issuance of GreenPoint Home Equity Loan Trust 1999-2, Home Equity Loan Asset-Backed Notes).

                      GreenPoint Mortgage Securities Inc.
      -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                        333-79833                68-0397342
----------------------------         ----------------        -------------------
(State or Other Jurisdiction         (Commission File         (I.R.S. Employer
of Incorporation)                         Number)            Identification No.)

700 Larkspur Landing Circle                                        94939
Suite 240                                                        ----------
Larkspur, California                                             (Zip Code)
--------------------------------
(Address of Principal Executive
Offices)

Registrant's telephone number, including area code    (415) 925-5442
                                                    ----------------



         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events
-----------------------

         In connection with the offering of the Home Equity Loan Asset-Backed Notes, Series 1999-2, Class A-1 and Class A-2 Notes, of which GreenPoint Home Equity Loan Trust 1999-2 is the issuer, as described in a Prospectus Supplement dated as of December 15, 1999 to the Prospectus dated as of June 14, 1999, certain "Collateral Term Sheets" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7.    Financial  Statements, Pro Forma Financial Information and Exhibits.
-------------------------------------------------------------------------------

           (a)    Not applicable.

           (b)    Not applicable.

           (c)    Exhibit 99.1. Related Computational Materials (as defined in
                  Item 5 above).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREENPOINT MORTGAGE
                                              SECURITIES INC.


                                            By:      /s/ Kristen Decker
                                                     ------------------
                                                     Name: Kristen Decker
                                                     Title:  Vice President

Dated:  December 21, 1999

                                 Exhibit Index


Exhibit
--------------------------------------------------------------------------

99.1. Related Computational Materials (as defined in Item 5 above).

This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

 This Final Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

 Final Term Sheet                                Prepared: December 17, 1999

                           $245,645,000 (Approximate)
                    GREENPOINT HOME EQUITY LOAN TRUST 1999-2
               Home Equity Loan Asset-Backed Notes, Series 1999-2

                                [LOGO OF Ambac]
                                 (Note Insurer)


                               WAL          Payment                                    Expected
                              (Yrs.)        Window                                      Rating          Legal Final
Class (1)     Amount (2)     Call/Mat    Call/Mat (mos)    Benchmark     Spread      (S&P/Moody's)       Maturity
   A-1       $193,275,000    2.82/2.98     1-81/1-152     1 Mo LIBOR    30 bps         AAA/Aaa        December 2025
   A-2        $52,370,000    2.85/3.01     1-81/1-152     1 Mo LIBOR    38 bps         AAA/Aaa        December 2025
  Total     $245,645,000

  (1) The Class A-1 Notes are backed by the cash flow from conforming balance adjustable-rate home equity revolving credit line and fixed-rate closed-end second lien home equity mortgage loans (the Group I Mortgage Loans). The Class A-2 Notes are backed by the cash flow from other adjustable-rate home equity revolving credit line mortgage loans (the Group II Mortgage Loans).
  (2)   Subject to a plus or minus 10% variance.

 Underwriter:                  Greenwich Capital Markets, Inc.

 Seller & Servicer:            GreenPoint Mortgage Funding, Inc. (the "Company",
                               formerly known as Headlands Mortgage Company).

 Sponsor:                      GreenPoint Mortgage Securities, Inc.

 Note Insurer:                 Ambac Assurance Corporation.

 Indenture Trustee:            Bank One, National Association.

 Owner Trustee:                Wilmington Trust Company.

 Federal Tax Status:           It is anticipated that the Class A-1 and the
                               Class A-2 Notes (the "Notes") will be treated as debt instruments for federal income tax purposes.

 Registration:                 The Notes will be available in book-entry form
                               through DTC.

 Pricing Date:                 December 15, 1999.

 Closing Date:                 On or about December 22, 1999.

 Settlement Date:              On or about December 22, 1999.

 Initial Cut-off Date:         The close of business on November 30, 1999.


GREENWICH CAPITAL
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                                       1

This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

 This Final Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Distribution Dates:           The 15th day of each month (or the next succeeding
                              business day), beginning January 18, 2000.

Interest Accrual Period:      The interest accrual period with respect to the
                              Class A-1 and Class A-2 Notes for a given
                              Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                              Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

Credit Enhancement:           Excess Interest, Overcollateralization, limited
                              Cross Collateralization, the Reserve Fund and a surety wrap to be provided by Ambac Assurance
                              Corporation ("Ambac").

ERISA Eligibility:            The Notes are expected to be ERISA eligible.
                              Prospective investors must review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment:              The Notes will not constitute "mortgage related
                              securities" for purposes of SMMEA.

Optional Termination:         10% optional termination provision.  If the
                              optional termination is not exercised, the Class
                              A-1 and Class A-2 margin will each double.

Prepayment Assumption:        40% CPR, 20% Draw Rate on the HELOCs
                              30% CPR on the Closed-End Seconds.

Initial Mortgage Loans:       As of the Initial Cut-off Date, the aggregate
                              principal balance of the Initial Mortgage Loans will be approximately $195,646,147, of which: (i) approximately $154,536,428 will be in Group I (the
                              "Initial Group I Mortgage Loans") and (ii) approximately $41,109,718 will be in Group II (the
                              "Initial Group II Mortgage Loans" and together with the Initial Group I Mortgage Loans, the
                              "Initial Mortgage Loans").

Initial Group I Mortgage
Loans: The Initial Group I Mortgage Loans will consist of $141,422,871 of adjustable-rate home equity revolving credit line loans (the "Initial Group I HELOCs") made under certain home equity revolving credit line loan agreements and $13,113,557 of fixed-rate closed-end second lien home equity loans (the "Initial Group I Closed-End Seconds"). The Initial Group I Mortgage Loans conform to certain loan origination standards with respect to loan balances as of the date of origination set forth by the Federal National Mortgage Association. These criteria have been used solely in selecting the Initial Group I Mortgage Loans. No representation and warranty is made that each individual Initial Group I Mortgage Loan would be eligible for purchase by the Federal National Mortgage Association.

Initial Group II Mortgage
Loans: The Initial Group II Mortgage Loans will consist of $41,109,718 of adjustable-rate home equity revolving credit line loans (the "Initial Group II HELOCs") made under certain home equity revolving credit line loan agreements.


GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

 This Final Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Prefunding Amount:           A deposit of approximately $50,000,000 (the initial
                             "Prefunding Amount") will be made to the Funding
                             Account on the Closing Date. On or prior to January
                             18, 2000, (the "Pre-Funding Period"), the
                             Prefunding Amount on deposit in the Funding Account will be used to purchase additional HELOCs (the
                             "Subsequent HELOCs" or "Subsequent Mortgage Loans")
                             (to the extent available) having similar characteristics as the Initial Mortgage Loans (with any unused portion of such deposit amount to be distributed as principal on the Notes).
                             Approximately $38,739,074 (the initial "Group I
                             Prefunding Amount") will be used to purchase additional HELOCs which conform to certain loan origination standards with respect to loan balances as of the date of origination set forth by the Federal National Mortgage Association (the
                             "Subsequent Group I HELOCs" or "Subsequent Group I
                             Mortgage Loans", together with the Initial Group I
                             Mortgage Loans, the "Group I Mortgage Loans").
                             Approximately $11,260,926 (the initial "Group II
                             Prefunding Amount") will be used to purchase other additional HELOCs (the "Subsequent Group II HELOCs" or "Subsequent Group II Mortgage Loans", together with the Initial Group II Mortgage Loans, the
                             "Group II Mortgage Loans").

Group I HELOC
Amortization:                Approximately 73.72% of the Initial Group I
                             HELOCs have 5 year draw periods followed by a 10 year amortization period, while the remaining
                             26.28% have a 15 year draw period followed by a 10 year amortization period. Each outstanding
                             Initial Group I HELOC principal balance is fixed at the end of the draw period, and then amortized over the subsequent 10 year period.

Group I Closed-end
Second Amortization:         Fully amortizing and balloons.

Group I
HELOC Interest Rates:        100% of the Initial Group I HELOCs are Prime-based
                             and reset monthly. Substantially all of the Initial Group I HELOCs are teased for 3 months from origination and adjust thereafter. The weighted average margin on the Initial Group I
                             HELOCs as of the Initial Cut-off Date is approximately 3.23%, with the margins ranging from 0.00% to 6.25%. Substantially all of the Initial
                             Group I HELOCs have a maximum interest rate of 18% or higher, with no periodic caps.

Group I Closed-end
Second Interest Rates:       100% Fixed Rate.

Group II HELOC
Amortization:                Approximately 73.12% of the Initial Group II
                             HELOCs have 5 year draw periods followed by a 10 year amortization period, while the remaining
                             26.88% have a 15 year draw period followed by a 10 year amortization period. Each outstanding
                             Initial Group II HELOC principal balance is fixed at the end of the draw period, and then amortized over the subsequent 10 year period.


GREENWICH CAPITAL
-------------------------------------------------------------------------------

This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

 This Final Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Group II
HELOC Interest Rates:          100% of the Initial Group II HELOCs are
                               Prime-based and reset monthly. Substantially all of the Initial Group II HELOCs are teased for 3 months from origination and adjust thereafter.
                               The weighted average margin on the Initial Group
                               II HELOCs as of the Initial Cut-off Date is
                               3.00%, with the margins ranging from 0.00% to 6.00%. Substantially all of the Initial Group II
                               HELOCs have a maximum interest rate of 18% or higher, with no periodic caps.

The Trust

GreenPoint Home Equity
Loan Trust 1999-2:            The GreenPoint Home Equity Loan Trust 1999-2 (the
                              "Trust") will issue the Class A-1 and Class A-2
                              Notes.  The Class A-1 Notes are supported by the
                              Group I Mortgage Loans. As of the Closing Date, the Class A-1 Note Balance will initially equal approximately 100% of the sum of (i) Initial Group
                              I Mortgage Loans as of the Initial Cut-off Date and (ii) the initial Group I Prefunding Amount.
                              The Class A-2 Notes are supported by the Group II
                              Mortgage Loans.  As of the Closing Date, the Class
                              A-2 Note Balance will initially equal
                              approximately 100% of the sum of (i) mortgage loan balance of the Initial Group II Mortgage Loans as of the Initial Cut-off Date and (ii) the initial
                              Group II Prefunding Amount.

                              The property of the Trust, as of the Closing
                              Date, will consist primarily of the Group I
                              Mortgage Loans, the Group II Mortgage Loans, the Prefunding Amount, the Surety Policy and the Reserve Fund.

The Notes

Class A-1 Notes:              The Class A-1 Notes receive distributions of
                              principal in the manner described below. The Class
                              A-1 Notes will receive interest on each
                              Distribution Date based on a variable rate described more fully below.

Class A-2 Notes:              The Class A-2 Notes receive distributions of
                              principal in the manner described below. The Class
                              A-2 Notes will receive interest on each
                              Distribution Date based on a variable rate described more fully below.

Credit Enhancement

Credit Enhancement:          The Noteholders will have the benefit of the
                             following credit enhancement;
                                (a) Excess Interest Collections (described
                                     below);
                                (b) the Overcollateralization Amount (described
                                     below);
                                (c) limited Cross Collateralization (described
                                     below);
                                (d) the Surety Policy (described below);
                                (e) the Reserve Fund (described below).


GREENWICH CAPITAL
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                                       4

This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

 This Final Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Excess
Interest Collections:        For each class of Notes, the related interest
                             collections minus the sum of (i) the related
                             Class A Note Interest paid; (ii) the related
                             Servicing Fee paid; (iii) the related Premium paid to Ambac and any unreimbursed draws on the Policy; (iv) the related Trustee Fees paid and
                             (v) any cross collateralization payments paid.

Class A-1
Overcollateralization
Amount: The Class A-1 Noteholders will be entitled to receive distributions of Excess Interest Collections as principal ("Class A-1 Accelerated Principal Distribution Amounts") up to a certain percentage (specified in the Indenture) of the sum of (i) the Initial Group I Mortgage Loan Balance as of the Initial Cut-off Date and (ii) the initial Group I Prefunding Amount (the "Class A-1 Required Overcollateralization Amount"). This distribution of interest as principal will have the effect of accelerating the Class A-1 Notes relative to the underlying Group I Mortgage Loans. On any Distribution Date, the Class A-1 Overcollateralization Amount will be the amount by which the Group I Mortgage Loan Balance and any Group I Prefunding Amount exceeds the Class A-1 Note Principal Balance. On any Distribution Date on which the Group I Mortgage Loan Balance and any Group I Prefunding Amount does not exceed the Class A-1 Note Principal Balance by the Class A-1 Required Overcollateralization Amount, Excess Interest Collections will be distributed as principal to the Class A-1 Noteholders to increase the Class A-1 Overcollateralization Amount to the Class A-1 Required Overcollateralization Amount.

Class A-2
Overcollateralization
Amount: The Class A-2 Noteholders will be entitled to receive distributions of Excess Interest Collections as principal ("Class A-2 Accelerated Principal Distribution Amounts") up to a certain percentage (specified in the Indenture) of the sum of (i) the Initial Group II Mortgage Loan Balance as of the Initial Cut-off Date and (ii) the initial Group II Prefunding Amount (the "Class A-2 Required Overcollateralization Amount"). This distribution of interest as principal will have the effect of accelerating the Class A-2 Notes relative to the underlying Group II Mortgage Loans. On any Distribution Date, the Class A-2 Overcollateralization Amount will be the amount by which the Group II Mortgage Loan Balance and any Group II Prefunding Amount exceeds the Class A-2 Note Principal Balance. On any Distribution Date on which the Group II Mortgage Loan Balance and any Group II Prefunding Amount does not exceed the Class A-2 Note Principal Balance by the Class A-2 Required Overcollateralization Amount, Excess Interest Collections will be distributed as principal to the Class A-2 Noteholders to increase the Class A-2 Overcollateralization Amount to the Class A-2 Required Overcollateralization Amount.

Stepdown Date:               On or after the Distribution Date occurring in
                             January 2003, the required targets for the Class
                             A-1 Overcollateralization and the Class A-2
                             Overcollateralization will each be allowed to step down to a certain percentage (specified in the Indenture) of the mortgage loan balance of the related mortgage loan group as of the end of the related Collection Period, subject to a floor of 0.50% of the sum of (i) related group mortgage loan balance as of the Initial Cut-off Date and (ii) any related initial Prefunding Amount.


GREENWICH CAPITAL
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                                       5

This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

 This Final Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Cross Collateralization:      After paying the "OC Deficit" (the amount by which
                              the Note Principal Balance exceeds the related
                              Group Mortgage Loan Balance and any related
                              Prefunding Amount) and any unreimbursed draws on the Policy with respect to the related Class of Notes, any remaining amounts will be used (i) to pay accrued and unpaid interest to the other unrelated Class of Notes; (ii) to pay the OC
                              Deficit on the unrelated Class of Notes and (iii) to pay unreimbursed draws on the Policy with respect to the unrelated Class of Notes.

The Surety Policy:            Ambac Assurance Corporation will issue a single
                              note insurance policy with respect to the Class
                              A-1 and Class A-2 Notes which will guarantee timely interest and ultimate repayment of principal to the Noteholders.

 Reserve Fund:                The Reserve Fund will initially be $0 on the
                              Closing Date and then will be funded on each Distribution Date up to the Reserve Fund Target
                              Amount. The "Reserve Fund Target Amount" will be equal to the sum of (i) the amount by which the Class A-1 Overcollateralization Amount is less than the Class A-1 Required Overcollateralization
                              Amount; and (ii) the amount by which the Class A-2
                              Overcollateralization Amount is less than the Class A-2 Required Overcollateralization Amount.
                              The Reserve Fund may be used to fund interest shortfalls and OC Deficits and to pay any unreimbursed draws on the Policy with respect to both classes of Notes.

Distributions on the Class A-1 and Class A-2 Notes

Priority of Distributions

               Available Funds with respect to each Class of Notes will be distributed as follows:

           (i)  to the Indenture Trustee, the related trustee fee;
          (ii)  to the Insurer, the related premium fee;
         (iii)  to the related Class A Notes, current and unpaid interest;
          (iv)  to the related Class A Notes, regular principal;
           (v)  to the related Class A Notes, any OC Deficit;
          (vi) to the Insurer, the related reimbursement amount for any unreimbursed draws on the Policy;
         (vii) to fund any deficiencies in the unrelated Class of Class A Notes with respect to (iii), (v) and (vi);
        (viii) to the related Class A Notes, the accelerated principal payment;
          (ix)  to the Reserve Fund as specified herein;
           (x)  to pay any unreimbursed amounts to the Servicer;
          (xi) to the related Class A Notes, Deferred Interest and interest thereon at the related Class A Note Rate;
         (xii)  to pay a management fee pursuant to the Management Agreement;
        (xiii)  to the certificateholders, any remaining amounts.


GREENWICH CAPITAL
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                                       6

This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

 This Final Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Principal Distributions

Managed Am. Period:         The Managed Amortization Period will begin on the
                            Closing Date and end on the Distribution Date occurring in December 2004 or earlier upon the occurrence of a Rapid Amortization Event (as described below). During the Managed Amortization
                            Period, the Class A-1 and Class A-2 Noteholders will receive (a) the related Net Principal Collections
                            (as defined herein) minus (b) the  related
                            Overcollateralization Reduction Amount (as defined herein). The related "Overcollateralization
                            Reduction Amount" is the amount by which the related
                            Overcollateralization Amount exceeds the related
                            Required Overcollateralization Amount. The "Net
                            Principal Collections" is equal to the amount (not less than zero) of the related principal collections for such Distribution Date less the aggregate of related additional draws on existing Trust HELOCs created during such Distribution Date.

Rapid Am. Period:           Commencing no later than the Distribution Date
                            occurring in January 2005 (or earlier, upon the occurrence of a Rapid Amortization Event (as described below)), the Class A-1 and Class A-2
                            Noteholders will receive the (a) the related Maximum
                            Principal Payment minus (b) the related
                            Overcollateralization Reduction Amount. The "Maximum
                            Principal Payment" is equal to 100% of the related principal collections for such Distribution Date.

                            The aggregate distributions of principal to the holders of each Class of Notes shall not exceed the initial Note Principal Balance of such Class.

Rapid Am. Event:            With respect to each Class of Notes, any of the
                            following events described below:

                                a)  failure on the part of the Company, the
                                    Servicer or the Sponsor (i) to make a
                                    payment or deposit required under the
                                    Indenture, the Sale and Servicing Agreement or the Insurance Agreement within two business days after notification that such payment or deposit is required to be made or (ii) to observe or perform in any material respect any other covenants or agreements of the Trust, the Company, the Servicer or of the Sponsor set forth in the Sale and Servicing Agreement or the Insurance Agreement or the Indenture, which failure continues unremedied for a period of 60 days after written notice;

                                b) any representation or warranty made by the Company, the Servicer or the Sponsor in the Sale and Servicing Agreement or the Insurance Agreement or the Indenture proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice and as a result of which the interests of the Noteholders or the Insurer are materially and adversely affected; provided, however, that a Rapid Amortization Event shall not be deemed to occur if the Company, the Servicer or the Sponsor has purchased the related Mortgage Loan or Mortgage Loans if applicable during such period (or within an additional 60 days with the consent of the Indenture Trustee and the Insurer) in accordance with the provisions of the Indenture;



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


This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

 This Final Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                c)  the occurrence of certain events of
                                    bankruptcy, insolvency or receivership
                                    relating to the Company, the Sponsor or
                                    relating to the Trust;

                                d) the Trust becomes subject to regulation by the Securities and Exchange Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

                                e) the aggregate of all draws related to the Class A-1 or Class A-2 Notes under the Policy exceeds 1% of the sum of (i) the related group mortgage loan balance as of the Initial Cut-off Date and (ii) the related initial Prefunding Amount;

                                f)  the default in payment of any interest,
                                    principal, or any installment of principal on the related Class of Notes when the same becomes due and payable, if such default shall continue for a period of five business days;


Interest Distributions

Interest Distributions:        Interest will be distributed on the Class A-1
                               Noteholders at a rate equal to the lesser of (a)
                               One Month LIBOR plus a margin and (b) the related Maximum Rate. Interest will be distributed on the Class A-2 Noteholders at a rate equal to the lesser of (a) One Month LIBOR plus a margin and (b) the related Maximum Rate.
                               The margin on each Class of Notes will double if the optional termination is not exercised.

                               The "Maximum Rate" is equal to the lesser of (x) the weighted average of the loan rates (assuming the HELOCs are fully indexed) minus (i) the Servicing Fee Rate, (ii) the Insurance Premium Fee Rate; (iii) a spread carveout of 0.50% per annum after the twelfth Distribution Date and
                               (iv) the Indenture and Owner Trustee Fee Rates and (y) 15.50%. Should the Noteholders receive an interest amount based on clause (x) above (creating a "Deferred Interest Amount"), future remaining interest amounts to be distributed will first be allocated to Noteholders accrued interest due and any overdue accrued interest (with interest), then Deferred Interest (with interest). In no event are Deferred Interest Amounts rated by the Rating Agencies or guaranteed under the Policy.

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


This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

 This Final Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

The Seller and Servicer

The Company (formerly known as Headlands Mortgage Company) was incorporated in California and commenced its mortgage banking business in 1986.

On December 8, 1998, Greenpoint Financial Corp. reached a definitive agreement to acquire the Company in a stock transaction worth about $473 million. On March 30, 1999, Greenpoint Financial Corp. completed the acquisition of Headlands Mortgage Company. The acquisition was accounted for as a tax-free pooling of interests, with 0.62 shares of Greenpoint Financial Corp. stock being exchanged for each share of Headlands stock.

As of the acquisition date, the Company and GreenPoint Mortgage began integrating their operations to eliminate redundant systems and practices under a common management group. Effective December 1, 1999, the assets and liabilities of the Company were transferred to a new subsidiary of the Company, GreenPoint Mortgage Funding, Inc. ("GreenPoint Funding"). Simultaneously with this transfer, GreenPoint Mortgage was merged into GreenPoint Funding, with GreenPoint Funding being the surviving entity.


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